SUPPLEMENT DATED DECEMBER 30, 2025 TO
THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2025, as supplemented,
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus, and the current Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck AA-BB CLO ETF and VanEck CLO ETF (each, a “Fund”, together, the “Funds”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
On December 30, 2025, PineBridge Investments, LLC (“PineBridge” or the “Sub-Adviser”), the Sub-Adviser of each Fund, was acquired by MetLife, Inc. (“MetLife”) and is now part of MetLife Investment Management, the institutional asset management business of MetLife. The transaction is deemed to be a “change in control” of PineBridge, which constituted an “assignment” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the sub-advisory agreement between PineBridge and Van Eck Associates Corporation (“VEAC”) with respect to the Funds (the “Prior Sub-Advisory Agreement”). As required under the 1940 Act, the Prior Sub-Advisory Agreement provided that it shall automatically terminate upon its assignment. Accordingly, on June 3, 2025, the Board of Trustees of the Trust approved a new sub-advisory agreement between PineBridge and VEAC (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement took effect on December 30, 2025, and is similar in all material respects, including no change in services to be provided and fees, to the Prior Sub-Advisory Agreement. There have been no changes to the investment staff of PineBridge that provide services to the Funds, as well as to each Fund’s portfolio managers, investment philosophy or principal investment strategies and risks, in connection with the transaction.

Effective immediately, the last sentence of the second paragraph of the “Management of the Funds” section of the Funds’ Prospectus is deleted and replaced as follows:
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub-Advisory Agreement is available in the Trust’s filing on Form N-CSR for the period ending June 30, 2025.

Effective immediately, the fourth paragraph of the “Management of the Funds” section of the Funds’ Prospectus is deleted and replaced as follows:
PineBridge Investments, LLC has been a registered investment adviser since its inception in 2010 and became a wholly-owned, indirect subsidiary of MetLife, Inc. on December 30, 2025. The Sub-Adviser’s principal business address is Park Avenue Tower, 65 East 55th Street, 10th Floor, New York, New York 10022. As of September 30, 2025, the Sub-Adviser, including its affiliates, had approximately $215.1 billion in total assets under management.

Please retain this supplement for future reference.